Lehman Brothers Merchant
Banking Partners II L.P.

Annual Meeting

November 11, 2004

   Blount International, Inc.

             Outdoor        Industrial and Power    Lawnmower
                                  Products                        Equipment

Agenda

Introduction

Company Overview

Recent Developments

Financial Overview

Next Steps

Company Overview

Blount International

LTM Sales (mm):                     $668
LTM EBITDA (mm)                  $123

Margin                                          18.4%

Outdoor Products Group
(“OPG”)

LTM Sales (mm):                        $407

LTM EBITDA (mm):                    $111

Margin                                              27.3%

Oregon Cutting Systems – Saw
chain, bar & accessories

ICS – Diamond cutting chain for
concrete industry

Industrial Power & Equipment
Group (“IPEG”)

LTM Sales (mm):                        $217

LTM EBITDA (mm):                     $26

Margin                                             12.0%

Forestry & Industrial Equipment –
Timber harvesting equipment

Gear Products – Rotational bearings
gear components

Lawnmower

LTM Sales (mm):                        $44

LTM EBITDA (mm):                      $2

Margin                                             4.5%

Dixon – ZTR ® ride-on lawnmowers

LTM Revenues

LTM EBITDA

___________________________

Note: LTM for period ending September 30, 2004.  Segment EBITDA figures exclude corporate expenses.

OPG
61%

Lawnmower
7%

IPEG
32%

OPG
80%

IPEG
19%

Lawnmower
1%

Company Overview

Recent Developments

Recent Developments

Next steps discussed at last year’s annual meeting

Focus on capital structure improvements and debt reduction

Continued cash flow generation

Offshore production opportunities

Sell non-core assets

Recent Developments

Focus on Capital Structure Improvements and Debt Reduction

In August 2004, Blount issued $138 million of primary equity, $175 million of
Senior Subordinated Notes, and amended and restated its existing Credit
Facilities

Proceeds were used to redeem existing Senior and Senior Subordinated
Notes and preferred equivalent security

Over the past year Blount has decreased net debt by $90.0 million and reduced net leverage from 6.3x to 4.0x

The recapitalization transaction lowered interest expense by over $30 million annually and extended maturities on the Company’s indebtedness

Recent Developments

Offshore Production
Opportunities

Broke ground on new 110,000
square foot facility in Fuzhou,
China

$16 million investment over
next 3 years; expected to
generate $6.5 million in
operating income annually

Artist rendition of facility in Fuzhou, China

China facility will focus on labor-intensive manufacturing processes and procurement of high quality, low cost materials for North American facilities

Recent Developments

Continued Cash Flow Generation

LTM EBITDA increased from $94.1 mm (as of 9/30/03) to $123.3 million
(as of 9/30/04), a $29.2 million, or 31.0%, increase

Strong operating results primarily due to solid business growth across all segments

Continue to monitor capital expenditures and corporate overhead

Sell Non-Core Assets

Continue to seek opportunities to divest non-core businesses

New management at two divisions

Solid sales and profit growth in 2004

Financial Overview

BLOUNT

▪

–

▪

–

–

▪

–

▪

$700
$650
$600
$550
$500
$450
$400
26.5%
$528
$668
As of 9/30/03
As of 9/30/04

$150
$125
$100
$75
$50
31.0%
$94
$123
As of 9/30/03
As of 9/30/04

11

LTM period ended September 30, 2004 vs. LTM

period ended September 30, 2003:

LTM Sales increased by $140 million or 26.5%

Continuing recovery of the domestic pulp and
paper market

Strong growth in all three segments (OPG
~16.8%, IPEG ~50.4%, Lawnmower ~25.3%)

Substantial volume increases in all three
businesses

Third consecutive quarter of $100+ million
sales in the OPG segment

LTM EBITDA increased by $29 million or 31.0%

Driven by increase in sales and leveraging of
existing cost structure

Backlog increased by $40 million, or 36.0%, from
$111 on September 30, 2003 to $151 million on
September 30, 2004

LTM Sales

LTM EBITDA

17.8%

18.4%

$ in MM

$ in MM

Financial Overview

BLOUNT

8.0x
6.0x
4.0x
2.0x
0.0x
6.3x
4.0x
As of 9/30/03
As of 9/30/04

4.0x
3.0x
2.0x
1.0x
0.0x
1.5x
3.4x
As of 9/30/03
As of 9/30/04

12

The Amended and Restated Credit Facilities have manageable covenants and are structured to allow for maximum debt repayment

Financial Overview

Significantly reduced leverage and improved interest coverage since last year

Interest Coverage

Net Leverage

                Next Steps

Continued Cash Flow Generation

Continue to Focus on Capital Structure Improvements and Debt
Reduction

Invest in Capacity

Expand IPEG’s International Market Reach

Sell Non-Core Assets